LETTER AGREEMENT

THIS LETTER AGREEMENT (this “Agreement”) is made as of July 30, 2021, by and among AquaBounty Technologies, Inc., a Delaware corporation (the “Company”), TS AquaCulture LLC, a Virginia limited liability company (the “Rights Holder”) and the holders of the Company’s capital stock listed on Schedule A attached hereto (each, a “Holder” and collectively, the “Holders”).

1.    Definitions.    For purposes of this Agreement:

1.1.    “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any partner, general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person.

1.2.    “Common Stock” means the Company’s Common Stock, par value $0.001 per share.

1.3.    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.4.    “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.5.    “Registrable Securities” means (i) Common Stock that is held by the Holders and outstanding as of the date hereof; and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, any Registrable Securities sold by a Holder and/or any shares for which registration rights have terminated pursuant to this Agreement.

1.6.    “SEC” means the Securities and Exchange Commission.

1.7.    “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.8.    “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.9.    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.    Registration Rights.

2.1.    Form S-3 Registration Statement.  Subject to the limitations of Section 2.2 and each Holder’s compliance with the requirements of Section 2.4, the Company shall as soon as reasonably practicable, and in any event within three (3) business days after filing of the Company’s next Quarterly Report on Form 10-Q after the date of this Agreement, file a Form S-3 registration statement (the “Registration Statement”) under the Securities Act covering all Registrable Securities requested to be included in such registration by the Holders, as specified next to such Holder’s name on Schedule A hereto.  Notwithstanding the foregoing sentence, if the Company determines in good faith and in its sole discretion that it would be materially detrimental to the Company and its shareholders for such Registration Statement to become effective, remain effective or be used for the sales of Registrable Securities because such action would (i) materially interfere with a significant acquisition, disposition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; (iii) occur during the marketing period of an underwritten financing or similar engagement with an investment bank or a non-deal roadshow; or (iv) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to the Registration Statement (including without limitation, causing the Registration Statement to become effective, remain effective or be used for the sales of Registrable Securities), and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days. The Registration Statement will include the plan of distribution attached hereto as Exhibit A.    As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act.

2.2.    Underwriting Requirements.    If, pursuant to Subsection 2.1, the Rights Holder intends to distribute the Registrable Securities covered by the Registration Statement by means of an underwriting, it shall so advise the Company.  The underwriter(s) will be selected by the Rights Holder and shall be reasonably acceptable to the Company.  In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.3(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.

2.3.    Obligations of the Company.  The Company shall, as expeditiously as reasonably possible:

(a)    use its commercially reasonable efforts to cause the Registration Statement to become effective and keep such registration statement effective for a period of up to twenty-four (24) months or, if earlier, until the distribution contemplated in the registration statement has been completed (such period, as may be extended by the following proviso, the “Effective Period”); provided,  however, that such twenty-four (24) month period shall be extended for a period of time equal to the period the Rights Holder refrains, at the request of the Company or an underwriter of Common Stock (or other securities), from selling any securities included in such registration;

(b)    prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)    furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)    use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the Rights Holder; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering, including obtaining a customary comfort letter from the Company’s independent registered public accounting firm and, if reasonably requested, making senior executives of the Company reasonably available to participate in customary “roadshow” presentations with respect to such offering;

(f)    use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)    provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)    promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i)    notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j)    after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

2.4.    Obligations of the Holders.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder hereby:

(a)    agrees to furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities, including without limitation completing the Questionnaire attached as Exhibit B;

(b)    agrees to be represented by the Rights Holder in connection with the Registration Statement, any sales of securities pursuant to the Registration Statement and any other transactions in connection with this Section 2;

(c)    authorizes (and if requested by the Company, agrees to enter into and deliver a power of attorney in form acceptable to the Company) the Rights Holder to take and/or enter into, such actions, agreements, documents and/or other instruments, on behalf of and in the name of such Holder as the Rights Holder may deem advisable, appropriate or necessary in connection with the Registration Statement, any sales of securities pursuant to the Registration Statement and any other transactions in connection with this Section 2;

(d)    agrees to abide by the terms of the Company’s insider trading policy and applicable securities laws and regulations (including without limitation, the Securities Act, Exchange Act and Regulation M promulgated thereunder) and not to engage in any short sales, derivative transactions or other similar transactions with respect to the Company’s securities; and

(e)    timely file all section 16 and section 13 filings.

2.5.    Expenses of Registration.  All reasonable fees, expenses and other costs incurred by the Company and/or any Holder in connection with or pursuant to this Section 2, the preparation, negotiation, approval and execution of this Agreement, the filing of any Registration Statement(s) and any amendments and/or offerings therefrom or thereunder whether incurred before, during or after the Effective Period (including but not limited to those in connection with all registrations, filings, qualifications or sales of Registrable Securities in connection with Section 2; underwriting discounts, selling commissions, and share transfer taxes applicable to the sale of Registrable Securities; fees and disbursements of counsel, accountants, auditors and other professionals of any Holder or the Company; registration, filing, and qualification fees; printers’ fees and all other fees and expenses associated) shall be borne and promptly paid by the Rights Holder.  In connection with any expenses to be reimbursed by the Rights Holder pursuant to this Section 2.5, the Company shall provide reasonable documentation with respect to such expenses to the Rights Holder.

2.6.    Termination of Registration Rights.  The rights of the Rights Holder and each of the Holders pursuant to Section 2 shall terminate upon the earliest to occur of:

(a)    the end of the Effective Period;

(b)    the liquidation, dissolution and winding up of the Company or the consummation of a sale, lease, license, transfer, conveyance or other disposition to an independent third party, directly or indirectly, in one transaction or a series of related transactions (including by way of merger, consolidation, recapitalization, reorganization or sale of securities) of all or substantially all of the shares of capital stock of the Company or all or substantially all of the assets of the Company and its subsidiaries, taken as a whole (a “Sale Transaction”); and

(c)     with respect to the Holders, such time as SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holders’ shares without limitation during a three (3)-month period without registration.

3.    Relationship Agreement.  Section 9 of that certain Relationship Agreement by and between the Company and Rights Holder as successor in interest to Intrexon Corporation dated as of December 5, 2012 (the “Relationship Agreement”) is hereby amended and restated in its entirety to read as follows:

“9.  ASSIGNMENT

No party to this Agreement may assign, transfer or charge all or any of the other parties’ obligations nor any of its rights or benefits arising under this Agreement without the prior written consent of the other party; provided that AquaBounty may transfer or assign its right and obligations under this Agreement in connection with the consummation of a sale, lease, license, transfer, conveyance or other disposition to an independent third party, directly or indirectly, in one transaction or a series of related transactions (including by way of merger, consolidation, recapitalization, reorganization or sale of securities) of all or substantially all of the shares of capital stock of AquaBounty or all or substantially all of the assets of AquaBounty and its subsidiaries, taken as a whole.”

4.    Miscellaneous.

4.1.    Successors and Assigns.  The rights under this Agreement may not be transferred or otherwise assigned by the Rights Holder or any Holder without the prior written consent of the Company. In the event the Company consents to a transfer, as a condition precedent to such transfer, the transferee must agree in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement as if it were a Holder hereunder.  The Company may transfer or assign its right and obligations under this Agreement in connection with a Sale Transaction.  Subject to the foregoing, the terms and conditions of this Agreement inure to the benefit of and are binding upon the respective permitted successors and permitted assignees of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

4.2.    Governing Law.    This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

4.3.    Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.4.    Titles and Subtitles.  The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

4.5.    Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 4.5.

4.6.    Amendments and Waivers.    Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Rights Holder; provided that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.  The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver.  Any amendment, termination, or waiver effected in accordance with this Subsection 4.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto.  No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

4.7.    Severability.  In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

4.8.    Entire Agreement.  This Agreement (including any Schedules and Exhibits hereto) and the Relationship Agreement, as amended herein, constitute the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

4.9.    Dispute Resolution.  The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of the Commonwealth of Massachusetts and to the jurisdiction of the United States District Court for the District of the Commonwealth of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of the Commonwealth of Massachusetts or the United States District Court for the District of the Commonwealth of Massachusetts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

4.10.    Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or non-defaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

4.11.    Public Announcements; Confidentiality.     The Company and each Holder will, prior to any public announcement, press release or other communication describing the Registration Statement and this Agreement, agree on a communication plan and written script for such public announcement, press release or other communication. Each  party to this Agreement agrees that it shall not disclose any terms of the transactions contemplated by this Agreement without the Company’s prior written consent and any reference to the Company in any release, communication or other material by a Holder is subject to the Company’s prior written approval, which may be given or withheld in the Company’s reasonable discretion; provided, that the foregoing shall not prohibit any Holder from making any disclosures to: (A) such Holder’s attorneys, accountants, actual or prospective lenders, investment bankers, consultants, other professionals and representatives that have a “need-to-know” such information to the extent necessary to obtain their services or in connection with their services, (B) to bona fide potential acquirers of the Company’s Common Stock and (C) to the extent required under applicable law or by any regulatory or governmental authority; provided that each person to whom disclosure is made pursuant to (A) and (B) is under an obligation of confidentiality to the disclosing person.

* * *

AQUABOUNTY TECHNOLOGIES, INC.

/s/ Sylvia Wulf_______________________

Name: Sylvia Wulf

Title:   Pres. & CEO

TS AQUACULTURE LLC

By:       /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is the

Manager of TS AquaCulture LLC

R.J. KIRK DECLARATION OF TRUST

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Trustee

ALANA D. KIRK

By:    /s/ Alana D. Kirk

JPK 2008, LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of JPK 2008, LLC

MGK 2008, LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of MGK 2008, LLC

ZSK 2008, LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of ZSK 2008, LLC

JPK 2009, LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of JPK 2009, LLC

MGK 2009, LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of MGK 2009, LLC

ZSK 2009, LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of ZSK 2009, LLC

ADC 2010, LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of ADC 2010, LLC

MGK 2011, LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of MGK 2011, LLC

JPK 2012, LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of JPK 2012, LLC

KELLIE L. BANKS (2009) LONG TERM TRUST

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Trustee

SUNSET 2020, LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager

KAPITAL JOE, LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Kapital Joe, LLC

LOTUS CAPITAL (2000) COMPANY INC.

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    President

THIRD SECURITY STAFF 2001 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Staff 2001

LLC

THIRD SECURITY SENIOR STAFF 2006 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Senior Staff 2006 LLC

THIRD SECURITY STAFF 2006 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Staff 2006 LLC

THIRD SECURITY INCENTIVE 2006 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Incentive 2006 LLC

THIRD SECURITY SENIOR STAFF 2007 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Senior Staff 2007 LLC

THIRD SECURITY STAFF 2007 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Staff 2007 LLC

THIRD SECURITY INCENTIVE 2007 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Incentive 2007 LLC

THIRD SECURITY SENIOR STAFF 2008 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Senior Staff 2008 LLC

THIRD SECURITY STAFF 2009 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Staff 2009 LLC

THIRD SECURITY INCENTIVE 2009 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Incentive 2009 LLC

THIRD SECURITY STAFF 2010 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Staff 2010 LLC

THIRD SECURITY INCENTIVE 2010 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:   Manager, Third Security, LLC, which is

the Manager of Third Security Incentive

2010 LLC

THIRD SECURITY SENIOR STAFF 2015 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Senior Staff 2015 LLC

THIRD SECURITY STAFF 2015 LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Staff 2015 LLC

THIRD SECURITY SENIOR STAFF LLC

By:    /s/ Randal J. Kirk

Name:  Randal J. Kirk

Title:    Manager, Third Security, LLC, which is

the Manager of Third Security Senior Staff LLC

SCHEDULE A

Holders

Entity Name	Address and Email	Number of Shares of Common Stock Owned
R.J. Kirk Declaration of Trust	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	6,707,938
Alana D. Kirk	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	2,159
JPK 2008, LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	394,081
MGK 2008, LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	394,793
ZSK 2008, LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	396,062
JPK 2009, LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	1,130,803
MGK 2009, LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	1,162,189
ZSK 2009, LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	77,032
ADC 2010, LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	3,199
MGK 2011, LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	352,733
JPK 2012, LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	628,993

Kellie L Banks (2009) Long Term Trust	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	75,004
Sunset 2020, LLC	2644 Kirkwood Hwy. Suite 300, Dept. 1055 Newark, DE 19711 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	6,038,838
Kapital Joe, LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	99,537
Lotus Capital (2000) Company, Inc.	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	20
Third Security Staff 2001 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	4,659
Third Security Senior Staff 2006 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	1,770
Third Security Staff 2006 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	885
Third Security Incentive 2006 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	295
Third Security Senior Staff 2007 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	74,765
Third Security Staff 2007 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	37,383
Third Security Incentive 2007 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	12,461
Third Security Senior Staff 2008 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	44,543

Third Security Staff 2009 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	20,712
Third Security Incentive 2009 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	10,358
Third Security Staff 2010 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	23,831
Third Security Incentive 2010 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	11,917
Third Security Senior Staff 2015 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	255,992
Third Security Staff 2015 LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	255,992
Third Security Senior Staff LLC	1881 Grove Avenue Radford, VA 24141 tad.fisher@thirdsecurity.com april.jones@thirdsecurity.com	880

Total Shares Held		18,219,824

EXHIBIT A

PLAN OF DISTRIBUTION

We are registering the shares of common stock of AquaBounty, Inc., par value $0.001 per share, or the Common Stock, which we refer to herein as Shares, issued to the Selling Shareholders to permit the resale of these Shares by the holders of the Shares from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the Selling Shareholders of the Shares. The Selling Stockholders will bear all fees and expenses incident to our agreement to register the Shares.

The Selling Shareholders may sell all or a portion of the Shares beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Shares are sold through underwriters or broker-dealers, the Selling Shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The Shares may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholders may use any one or more of the following methods when selling shares:

•	an underwritten offering;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	broker-dealers may agree with the Selling Shareholders to sell a specified number of such shares at a stipulated price per share; and

•	a combination of any such methods of sale.

The Selling Shareholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, as amended, or the Securities Act, as permitted by that rule, or Section 4(a)(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the Selling Shareholders may arrange for other broker-dealers to participate in sales. If the Selling Shareholders effect such transactions by selling Shares to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the Selling Shareholders or commissions from purchasers of the Shares for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.01.

The Selling Shareholders may transfer and donate the Shares in other circumstances in which case the transferees or donees, pledgees will be the selling beneficial owners for purposes of this prospectus.

Any broker-dealer or agents participating in the distribution of the Shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

Each Selling Shareholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Shares. Upon the Company being notified in writing by a Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the Shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.

Under the securities laws of some U.S. states, the Shares may be sold in such states only through registered or licensed brokers or dealers. In addition, in some U.S. states the Shares may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any Selling Shareholder will sell any or all of the Shares registered pursuant to the shelf registration statement, of which this prospectus forms a part.

Each Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the Shares to engage in market-making activities with respect to the Shares. All of the foregoing may affect the marketability of the Shares and the ability of any person or entity to engage in market-making activities with respect to the Shares.

The Selling Shareholders will pay all of the expenses incurred in connection with the registration of the Shares, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws, all underwriting discounts and selling commissions, if any, and any legal or other expenses incurred by us or them in connection with the registration and offer and sale of the Shares.

EXHIBIT B

SELLING SHAREHOLDER

QUESTIONNAIRE RELATING TO

REGISTRATION OF

AQUABOUNTY TECHNOLOGIES, INC. COMMON STOCK

on rEGISTRATION sTATEMENT ON FORM S-3

TO:        [SELLING SHAREHOLDER NAME]

FROM:    AquaBounty Technologies, Inc.

DATE:    [__], 2021

This questionnaire (this “Questionnaire”) is being distributed in connection with the anticipated filing by AquaBounty Technologies, Inc. (the “Corporation”) with the Securities and Exchange Commission of a registration statement on Form S-3(the “Registration Statement”), pursuant to which the Corporation intends to provide for the resale of certain shares (the “Shares”) of the Corporation’s common stock held by you as a selling shareholder

The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process.  The inclusion of inaccurate or incomplete disclosures in the Registration Statement can result in potential liabilities, both civil and criminal, to the Corporation and to the individuals who furnish the information.  Accordingly, you are advised to consult your own securities counsel regarding the consequences of being named or not being named as a selling shareholder, as well as the meaning or implication of any of the terminology used in this Questionnaire or as to the significance of any particular fact situation.

Please complete, sign, and return one copy of this Questionnaire by facsimile, email or overnight courier as soon as possible.

Goodwin Procter LLP
100 Northern Avenue

Boston, MA 02210

Attention: Aaron Berman, Michael Minahan

Email: ABerman@goodwinlaw.com,  MMinahan@goodwinlaw.com

Facsimile:   +1 617 570 1917, +1 617 570 1021

The Corporation must receive a signed and fully completed questionnaire from the you in order to include your Shares in the Registration Statement.  Please remember to make a copy of the completed Questionnaire for your files.

    Please review Annex A for a list of defined terms, which are in bold/italics in this Questionnaire.

    Please give a response to every question, indicating “None” or “Not Applicable” where appropriate.    Each question should be answered based on information available to you as of the date you complete this Questionnaire.  Please also promptly inform the Corporation if there is any change or inaccuracies in the information supplied in answer to this Questionnaire.

A.    GENERAL INFORMATION

1.    Please provide the following information about the selling shareholder:

 Full legal name of record holder:__________________________________

 Address of record holder:________________________________________

 Identity of beneficial owner (if different than record holder):____________

 Name of contact person:_________________________________________

  Telephone number of contact person: ______________________________

Email address of contact person:___________________________________

1.    Since January 1, 2018, have any of your Affiliates been an officer, director or employee of the Corporation or any of its subsidiaries or Affiliates?  If you mark “Yes,” please provide detailed information regarding such relationship on a separate piece of paper.

2.    Except as set forth in A.2., since January 1, 2018, have you had any other direct or indirect material relationship with the Corporation or any of its subsidiaries or affiliates?  For purposes of this Item, please include information with respect to any other material relationship with the Corporation that any of your “immediate family members” may have had during the relevant period.

4.    Are you a registered broker-dealer or an Affiliate of a registered broker-dealer?  If so, identify the registered broker-dealer and describe the nature of the affiliation(s) on a separate piece of paper:

Yes Yes Yes	No No No

B.    SECURITY HOLDINGS

You must include shares Beneficially Owned as of the date you complete this Questionnaire.

1.    List below any shares of the Corporation’s securities Beneficially Owned by the selling shareholder:

Class of Security	Number of Shares	Record Holder of such Shares
_______________________	_______________________	_________________________
_______________________	_______________________	_________________________
______________________	_____________________	________________

Do you claim not to have (“disclaim”) Beneficial Ownership under the securities laws of any of these securities?

Yes  No  N/A

If you disclaim Beneficial Ownership, please explain why on a separate piece of paper.

If there are other securities of the Corporation held in the name of another person (for example, a trust or LLC) that the selling shareholder has the power to vote or sell or otherwise Beneficially Own, please also list below:

Class of Security	Number of Shares	Record Holder of such Shares
_______________________	_______________________	__________________________
___________________________	___________________________	__________________________
_______________________	_______________________	_________________________

Is there any pledge, lien or charge of any kind against any of the Corporation’s securities Beneficially Owned by you?

If “Yes,” please provide detailed information regarding such pledge, lien or charge on a separate piece of paper.

	Yes	No
Is there any unresolved dispute regarding the selling shareholder’s ownership of the Corporation’s securities?	Yes	No
Is the selling shareholder the subject of a bankruptcy or insolvency proceeding, receivership, liquidation, reorganization, or other judicial proceeding?	Yes	No

With respect to any of the Corporation’s securities Beneficially Owned by you, do you have just “Voting Power” (the power to vote or direct the voting of such securities) or just “Investment Power” (the power to dispose or direct the disposition of such securities), rather than both Voting Power and Investment Power?

A situation wherein the “Voting Power” and “Investment Power” are held by different persons would arise, for example, where a voting trust is established under a trust agreement requiring the trustee to vote on all corporate matters but reserving to the grantor the power to direct the disposition of the securities.  If you mark “Yes,” please provide detailed information regarding such powers on a separate piece of paper.

	Yes	No

With respect to any of the Corporation’s securities Beneficially Owned by you, is the “Voting Power” or “Investment Power” not exercised exclusively by you (for example, shares held jointly with another person or shares subject to a voting trust)?

In any such instance, you must state whether the “Voting Power” or “Investment Power” is shared by another person with you, or exercised by another person exclusively, naming such person and describing his/her relationship to you and to the Corporation.  If you mark “Yes,” please provide detailed information regarding such powers on a separate piece of paper.

	Yes	No

2.      Nature of Beneficial Ownership

•	Is the selling shareholder a natural person?

Yes.

No.

•

Is the selling shareholder required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Form 10K, 10-Q, 8-K) with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act?

Yes.

No.

•	Is the selling shareholder an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

Yes.

No.

If a subsidiary, please identify the publicly held parent entity:

•

Please describe the ultimate controlling person or manager of the selling shareholder (publicly traded, privately owned, managed by another entity); and, if controlled or managed by another entity, provide the exact legal description of such entity (repeat this step until the last entity described is managed by a natural person, a reporting entity under the Securities Exchange Act of 1934, or an investment company registered under the Investment Company Act of 1940, as amended).

3.    Please provide the names of each person or persons having voting and investment control over the Corporation’s securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

C.    CERTAIN TRANSACTIONS

1.    If you, any of your associates, or any immediate family members had or will have any direct or indirect material interest in any transactions or series of transactions to which the Corporation or any of its subsidiaries was a party at any time since January 1, 2018, or in any currently proposed transactions or series of transactions in which the Corporation or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction.  If the answer is “none,” please so state.

The undersigned consents to being named a selling shareholder in the Registration Statement.  Further, the undersigned consents to the Corporation’s use and disclosure of the information contained herein in the Registration Statement and to the Corporation’s reliance on the information contained herein in connection therewith.  The answers to the foregoing questions are true and accurate to the best of the undersigned’s knowledge and belief after reasonable investigation.  The undersigned will promptly notify the Corporation if there are any material changes to, or inaccuracies in, the information provided subsequent to the date hereof for so long as the Corporation’s securities are Beneficially Owned by the undersigned.

The undersigned, duly authorized, has caused this Questionnaire to be executed and delivered as of the date above first written.

[SELLING SHAREHOLDER NAME]

By:

                             Name:

                                 Title:

Dated: